Exhibit 99.1

News from AEP

MEDIA CONTACT:	ANALYSTS CONTACT:
Melissa McHenry	Bette Jo Rozsa
Director, External Communications	Managing Director, Investor Relations
614/716-1120	614/716-2840

FOR IMMEDIATE RELEASE

AEP REPORTS THIRD-QUARTER 2018 EARNINGS; RAISES AND NARROWS FULL-YEAR OPERATING EARNINGS (NON-GAAP) GUIDANCE RANGE TO $3.88 TO $3.98 PER SHARE

•	Third-quarter 2018 GAAP earnings of $1.17 per share

•	Third-quarter 2018 operating earnings of $1.26 per share

•	Weather and investments to enhance service support strong earnings performance

AMERICAN ELECTRIC POWER
Preliminary, unaudited results

	Third Quarter ended September 30			Year-to-date ended September 30
	2018	2017	Variance	2018	2017	Variance
Revenue ($ in billions):	4.3	4.1	0.2	12.4	11.6	0.8
Earnings ($ in millions):
GAAP	577.6	544.7	32.9	1,560.4	1,511.9	48.5
Operating (non-GAAP)	619.1	543.1	76.0	1,590.6	1,387.8	202.8

EPS ($):
GAAP	1.17	1.11	0.06	3.17	3.07	0.10
Operating (non-GAAP)	1.26	1.10	0.16	3.23	2.82	0.41
EPS based on 493mm shares 3Q 2018, 492mm shares 3Q 2017, 493mm shares YTD 2018 and 492mm shares YTD 2017

COLUMBUS, Ohio, Oct 25, 2018 - American Electric Power (NYSE: AEP) today reported third-quarter 2018 earnings, prepared in accordance with Generally Accepted Accounting Principles (GAAP), of $578 million or $1.17 per share, compared with GAAP earnings of $545 million or $1.11 per share in third-quarter 2017. Operating earnings for third-quarter 2018 were $619 million or $1.26 per share, compared with operating earnings of $543 million or $1.10 per share in third-quarter 2017. Operating earnings is a non-GAAP measure representing GAAP earnings excluding special items. The difference between 2018

GAAP earnings and operating earnings for the quarter and year-to-date was due to an impairment related to the Racine Hydroelectric Plant; economic hedging activities; and severance charges, primarily related to announced plant closures.
A full reconciliation of GAAP earnings to operating earnings for the quarter and year-to-date is included in the tables at the end of this news release.
“We’ve increased and narrowed our 2018 operating earnings guidance range in response to our strong earnings performance in the third quarter and year-to-date. That performance has been driven by strategic investments in our core businesses to improve service to customers, combined with very favorable weather. Additionally, AEP's Board of Directors voted earlier this week to boost our quarterly dividend by 5 cents to 67 cents per share, an increase of 8.1 percent,” said Nicholas K. Akins, AEP chairman, president and chief executive officer.
“The impact of weather on sales has been favorable in every quarter this year. Cooling and heating degree days combined in 2018 are the second highest we’ve seen in the last 30 years. The positive impacts of weather have allowed us to expand our discretionary spending in areas that will directly improve our service to customers,” Akins said.
“Strategic investments in our Transmission Holding Co. business remain on track and continue to support our earnings growth, with net plant assets growing by $1.6 billion year-over-year, an increase of 26 percent.
"We expect to end 2018 with positive load growth overall, but the strong economic indicators we saw earlier in 2018 are now being tempered by tightening labor markets, higher inflation and escalating trade tensions,” Akins said.

SUMMARY OF RESULTS BY SEGMENT
$ in millions

GAAP Earnings	3Q 18	3Q 17	Variance	YTD 18	YTD 17	Variance
Vertically Integrated Utilities (a)	344.2	286.3	57.9	852.2	626.6	225.6
Transmission & Distribution Utilities (b)	145.2	144.0	1.2	384.6	374.3	10.3
AEP Transmission Holdco (c)	73.3	75.5	(2.2)	278.4	275.7	2.7
Generation & Marketing (d)	5.3	33.7	(28.4)	62.3	246.3	(184.0)
All Other	9.6	5.2	4.4	(17.1)	(11.0)	(6.1)
Total GAAP Earnings (Loss)	577.6	544.7	32.9	1,560.4	1,511.9	48.5

Operating Earnings (non-GAAP)	3Q 18	3Q 17	Variance	YTD 18	YTD 17	Variance
Vertically Integrated Utilities (a)	347.3	286.3	61.0	855.3	626.6	228.7
Transmission & Distribution Utilities (b)	147.2	144.0	3.2	386.6	374.3	12.3
AEP Transmission Holdco (c)	73.7	75.5	(1.8)	278.8	275.7	3.1
Generation & Marketing (d)	41.1	32.1	9.0	104.6	122.2	(17.6)
All Other	9.8	5.2	4.6	(34.7)	(11.0)	(23.7)
Total Operating Earnings (non-GAAP)	619.1	543.1	76.0	1,590.6	1,387.8	202.8

A full reconciliation of GAAP earnings to operating earnings is included in tables at the end of this news release.

a.	Includes AEP Generating Co., Appalachian Power, Indiana Michigan Power, Kentucky Power, Kingsport Power, Public Service Company of Oklahoma, Southwestern Electric Power and Wheeling Power.

b.	Includes Ohio Power, AEP Texas.

c.	Includes wholly-owned transmission-only subsidiaries and transmission-only joint ventures.

d.	Includes AEP OnSite Partners, AEP Renewables, nonregulated generation in ERCOT and PJM as well as marketing, risk management and retail activities in ERCOT, PJM and MISO.

EARNINGS GUIDANCE
Management increased and narrowed its 2018 operating earnings guidance range to $3.88 to $3.98 per share from $3.75 to $3.95 per share. Operating earnings could differ from GAAP earnings for matters such as impairments, divestitures or changes in accounting principles. AEP management is not able to forecast if any of these items will occur or any amounts that may be reported for future periods. Therefore, AEP is not able to provide a corresponding GAAP equivalent for earnings guidance.
Reflecting special items recorded through the third quarter, the estimated earnings per share on a GAAP basis would be $3.82 to $3.92 per share. See the table below for a full reconciliation of 2018 earnings guidance.

2018 EPS Guidance Reconciliation

Estimated EPS on a GAAP basis	$3.82	to	$3.92

Impairment of Racine Hydroelectric Plant		0.06

Severance Charges		0.04

Effects of Kentucky tax law		(0.04)

Operating EPS Guidance	$3.88	to	$3.98

WEBCAST
AEP’s quarterly discussion with financial analysts and investors will be broadcast live over the internet at 9 a.m. EDT today at http://www.aep.com/webcasts. The webcast will include audio of the discussion and visuals of charts and graphics referred to by AEP management. The charts and graphics will be available for download at http://www.aep.com/webcasts.
American Electric Power, based in Columbus, Ohio, is focused on building a smarter energy infrastructure and delivering new technologies and custom energy solutions to our customers. AEP’s more than 17,000 employees operate and maintain the nation’s largest electricity transmission system and more than 219,000 miles of distribution lines to efficiently deliver safe, reliable power to nearly 5.4 million regulated customers in 11 states. AEP also is one of the nation’s largest electricity producers with approximately 32,000 megawatts of diverse generating capacity, including 4,300 megawatts of renewable energy. AEP’s family of companies includes utilities AEP Ohio, AEP Texas, Appalachian Power (in Virginia and West Virginia), AEP Appalachian Power (in Tennessee), Indiana Michigan Power, Kentucky Power, Public Service Company of Oklahoma, and Southwestern Electric Power Company (in Arkansas, Louisiana and east Texas). AEP also owns AEP Energy, AEP Energy Partners, AEP OnSite Partners, and AEP Renewables, which provide innovative competitive energy solutions nationwide.
AEP’s earnings are prepared in accordance with accounting principles generally accepted in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. The company’s operating earnings, a non-GAAP measure representing GAAP earnings excluding special items as described in the news release and charts, provide another representation for investors to evaluate the performance of the company’s ongoing business activities. AEP uses operating earnings as the primary performance measurement when communicating with analysts and investors regarding its earnings outlook and results. The company uses operating earnings data internally to measure performance against budget, to report to AEP’s Board of Directors and also as an input in determining performance-based compensation under the company’s employee incentive compensation plans.

---
This report made by American Electric Power and its Registrant Subsidiaries contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although AEP and each of its Registrant Subsidiaries believe that their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are: economic growth or contraction within and changes in market demand and demographic patterns in AEP service territories; inflationary or deflationary interest rate trends; volatility in the financial markets, particularly developments affecting the availability or cost of capital to finance new capital projects and refinance existing debt; the availability and cost of funds to finance working capital and capital needs, particularly during periods when the time lag between incurring costs and recovery is long and the costs are material; electric load and customer growth; weather conditions, including storms and drought conditions, and AEP’s ability to recover significant storm restoration costs; the cost of fuel and its transportation, the creditworthiness and performance of fuel suppliers and transporters and the cost of storing and disposing of used fuel, including coal ash and spent nuclear fuel; availability of necessary generating capacity, the performance of AEP’s generating plants and the availability of fuel, including processed nuclear fuel, parts and service from reliable vendors; AEP’s ability to recover fuel and other energy costs through regulated or competitive electric rates; AEP’s ability to build renewable generation, transmission lines and facilities (including the ability to obtain any necessary regulatory approvals and permits) when needed at acceptable prices and terms and to recover those costs; new legislation, litigation and government regulation, including oversight of nuclear generation, energy commodity trading and new or heightened requirements for reduced emissions of sulfur, nitrogen, mercury, carbon, soot or particulate matter and other substances that could impact the continued operation, cost recovery, and/or profitability of AEP’s generation plants and related assets; evolving public perception of the risks associated with fuels used before, during and after the generation of electricity, including nuclear fuel; timing and resolution of pending and future rate cases, negotiations and other regulatory decisions, including rate or other recovery of new investments in generation, distribution and transmission service, environmental compliance and excess accumulated deferred income taxes; resolution of litigation; AEP’s ability to constrain operation and maintenance costs; prices and demand for power generated and sold at wholesale; changes in technology, particularly with respect to energy storage and new, developing, alternative or distributed sources of generation; AEP’s ability to recover through rates any remaining unrecovered investment in generating units that may be retired before the end of their previously projected useful lives; volatility and changes in markets for capacity and electricity, coal, and other energy-related commodities, particularly changes in the price of natural gas; changes in utility regulation and the allocation of costs within regional transmission organizations, including ERCOT, PJM and SPP; changes in the creditworthiness of the counterparties with whom AEP has contractual arrangements, including participants in the energy trading market; actions of rating agencies, including changes in the ratings of AEP debt; the impact of volatility in the capital markets on the value of the investments held by AEP’s pension, other postretirement benefit plans, captive insurance entity and nuclear decommissioning trust and the impact of such volatility on future funding requirements; accounting pronouncements periodically issued by accounting standard-setting bodies; the impact of federal tax reform on customer rates, income tax expense and cash flows; and other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes, cyber security threats and other catastrophic events.

American Electric Power

Financial Results for the Third Quarter of 2018
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2018
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		344.2	145.2	73.3	5.3	9.6	577.6	$1.17

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	(6.1)	—	(6.1)	$(0.01)
Severance Charges	(b)	3.1	2.0	0.4	14.2	0.2	19.9	0.04
Impairment of Racine Hydroelectric Plant	(b)	—	—	—	27.7	—	27.7	0.06

Total Special Items		3.1	2.0	0.4	35.8	0.2	41.5	$0.09

Operating Earnings (Loss) (non-GAAP)		347.3	147.2	73.7	41.1	9.8	619.1	$1.26

Financial Results for the Third Quarter of 2017
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2017
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation and Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		286.3	144.0	75.5	33.7	5.2	544.7	$1.11

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	0.1	—	0.1	—
Impairment of Certain Merchant Generation Assets	(b)	—	—	—	(1.7)	—	(1.7)	(0.01)

Total Special Items		—	—	—	(1.6)	—	(1.6)	$(0.01)

Operating Earnings (Loss) (non-GAAP)		286.3	144.0	75.5	32.1	5.2	543.1	$1.10

(a)	Reflected in Revenues and Income Tax Expense.

(b)	Reflected in Other Operations Expenses and Income Tax Expense.

American Electric Power
Summary of Selected Sales Data
Regulated Connected Load
(Data based on preliminary, unaudited results)

	Three Months Ended September 30
ENERGY & DELIVERY SUMMARY	2018	2017	Change

Vertically Integrated Utilities
Retail Electric (in millions of kWh):
Residential	8,988	8,488	5.9%
Commercial	6,799	6,701	1.5%
Industrial	9,032	8,839	2.2%
Miscellaneous	620	603	2.8%
Total Retail	25,439	24,631	3.3%

Wholesale Electric (in millions of kWh): (a)	6,432	6,837	(5.9)%

Total KWHs	31,871	31,468	1.3%

Transmission & Distribution Utilities
Retail Electric (in millions of kWh):
Residential	7,948	7,511	5.8%
Commercial	7,165	6,941	3.2%
Industrial	5,720	5,575	2.6%
Miscellaneous	186	185	0.5%
Total Retail (b)	21,019	20,212	4.0%

Wholesale Electric (in millions of kWh): (a)	634	585	8.4%

Total KWHs	21,653	20,797	4.1%

(a)	Includes Off-System Sales, Municipalities and Cooperatives, Unit Power, and Other Wholesale Customers.

(b)	Represents energy delivered to distribution customers.

American Electric Power

Financial Results for Year-to-Date 2018
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2018
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		852.2	384.6	278.4	62.3	(17.1)	1,560.4	$3.17

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	0.4	—	0.4	$—
Severance Charges	(c)	3.1	2.0	0.4	14.2	0.2	19.9	0.04
Impairment of Racine Hydroelectric Plant	(c)	—	—	—	27.7	—	27.7	0.06
Effects of Kentucky Tax Law	(d)	—	—	—	—	(17.8)	(17.8)	(0.04)

Total Special Items		3.1	2.0	0.4	42.3	(17.6)	30.2	$0.06

Operating Earnings (Loss) (non-GAAP)		855.3	386.6	278.8	104.6	(34.7)	1,590.6	$3.23

Financial Results for Year-to-Date 2017
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2017
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		626.6	374.3	275.7	246.3	(11.0)	1,511.9	$3.07

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	2.8	—	2.8	—
Gain from Competitive Generation Asset Sale	(b)	—	—	—	(129.4)	—	(129.4)	(0.26)
Impairment of Certain Merchant Generation Assets	(c)	—	—	—	2.5	—	2.5	0.01

Total Special Items		—	—	—	(124.1)	—	(124.1)	$(0.25)

Operating Earnings (Loss) (non-GAAP)		626.6	374.3	275.7	122.2	(11.0)	1,387.8	$2.82

(a)	Reflected in Revenues and Income Tax Expense

(b)	Reflected in Gain on Sale of Assets and Income Tax Expense.

(c)	Reflected in Other Operations Expenses and Income Tax Expense.

(d)	Reflected in Income Tax Expense

American Electric Power
Summary of Selected Sales Data
Regulated Connected Load
(Data based on preliminary, unaudited results)

	Nine Months Ended September 30
ENERGY & DELIVERY SUMMARY	2018	2017	Change

Vertically Integrated Utilities
Retail Electric (in millions of kWh):
Residential	26,105	23,226	12.4%
Commercial	18,988	18,386	3.3%
Industrial	26,471	25,792	2.6%
Miscellaneous	1,759	1,701	3.4%
Total Retail	73,323	69,105	6.1%

Wholesale Electric (in millions of kWh): (a)	17,156	19,262	(10.9)%

Total KWHs	90,479	88,367	2.4%

Transmission & Distribution Utilities
Retail Electric (in millions of kWh):
Residential	21,154	19,361	9.3%
Commercial	19,634	19,184	2.3%
Industrial	17,259	16,992	1.6%
Miscellaneous	514	516	(0.4)%
Total Retail (b)	58,561	56,053	4.5%

Wholesale Electric (in millions of kWh): (a)	1,835	1,749	4.9%

Total KWHs	60,396	57,802	4.5%

(a)	Includes Off-System Sales, Municipalities and Cooperatives, Unit Power, and Other Wholesale Customers.

(b)	Represents energy delivered to distribution customers.